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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 28, 2000
                                                        ------------------

                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                         Commission File Number 0-20267



           DELAWARE                                        91-1499751
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)



                   PO BOX 3005 BOTHELL, WASHINGTON 98041-3005
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE INCLUDING ZIP CODE)

                                  425-868-2678
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.       OTHER EVENTS

              UN-AUDITED FINANCIAL STATEMENT INFORMATION

              On September 28, 2000, the Registrant filed un-audited financial statement information as of and for each of the months ended July 31, 2000 and June 30, 2000 with related notes with the United States Bankruptcy Court. Exhibit 99-1 is the Comparative Balance Sheet Information, Comparative Statement of Operations Information, Comparative Statement of Cash Flows Information and related notes to financial statement information as included in the bankruptcy filing referred to above.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         C)   EXHIBITS

              99.1 Un-audited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended July 31, 2000 and June 30, 2000 with related Notes to Financial Statement Information.


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                OMEGA ENVIRONMENTAL, INC.
                                                      (Registrant)




Date:    September 28, 2000                       /s/ Edward O'Sullivan
                                             --------------------------------
                                                    Edward O'Sullivan
                                                  Chairman of the Board